                                                                   EXHIBIT 10(d)


                           FIRST AMENDMENT TO LICENSE
                         AGREEMENT DATED JUNE 24, 1996
                     BETWEEN TOMMY HILFIGER LICENSING, INC.
                        AND NOVEL-ITC LICENSING LIMITED



     AGREEMENT entered into this 14/th/ day of September, 1998, by and between TOMMY HILFIGER LICENSING, INC., having an address at 913 N. Market Street, Wilmington, Delaware 19801 (hereinafter referred to as "Licensor") and NOVEL-ITC LICENSING LIMITED, having its offices at 5-1, Kita-Aoyama, 2-Chome, Minato-Ku, Tokyo 107-77 Japan (hereinafter referred to as "Licensee").


                                 W I T N E S S E T H :

     WHEREAS, Tommy Hilfiger Licensing, Inc. and Novel-ITC Licensing Limited, entered into a license agreement dated June 24, 1996; and

     WHEREAS, the parties have agreed to the amendments to said agreement contained herein;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

     1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the License Agreement.

     2. Paragraph 8.9 of the License Agreement shall be deleted in its entirety and replaced by the following:



          "8.9  MANUFACTURE OF LICENSED PRODUCTS.

               (a) For purposes of this Agreement a "Third Party Manufacturer" shall be defined as an entity or an individual which or whom Licensee or any Sublicensee either hires or pays to manufacture the Licensed Products. A "subcontractor" shall be defined as an entity or an individual which or whom a Third Party Manufacturer either hires or pays to perform the manufacturing tasks which the Third Party Manufacturer could otherwise perform itself at its own facility or through its own employees and staff. A "supplier" shall be defined as an individual or entity who produces components for the Licensed Products, and provides such components to manufacturer in order to assemble the finished Licensed Products. Examples of a supplier include, but are not limited to, fabric/trim manufacturers, yarn manufacturers, button manufacturers, or zipper

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

     manufacturers, provided that such named manufacturers do not contribute further to the manufacture of the finished Licensed Products.



               (b) Licensee shall not permit Sublicensees to enter into any agreement with any Third Party Manufacturer, subcontractor or supplier for the manufacture of Licensed Products without the prior written consent of Licensor, which consent must be obtained within three (3) months prior to commencing production. In order to maintain Licensor's high standard of quality control and to insure that appropriate measures are taken against counterfeiting, Licensee's notice to Licensor shall include all of the following information: (i) name and address of each proposed Third Party Manufacturer, subcontractor or supplier; (ii) type of Licensed Products to be manufactured; (iii) quantity of Licensed Products to be manufactured; and (iv) any other relevant information. Licensee will also require Sublicensees to obtain the signature of an authorized representative from each Third Party Manufacturer, subcontractor or supplier used by Sublicensee on a brief agreement, in a form prepared by Licensor, designated to protect Licensor's rights in the Trademark (see Exhibit F). Licensee acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of such subcontracting arrangements.

               (c) Attached hereto as Exhibit G is Licensor's Supplier Code of Conduct (the "Code") which applies to any entity manufacturing merchandise under the Tommy Hilfiger(R) label (including the components thereof). Licensee shall ensure that Licensee, and all Sublicensees, Third Party Manufacturers, subcontractors and suppliers comply with the terms of the Code and shall evidence such compliance by, (1) upon execution of this Agreement, Licensee executing the Code and having all of Licensee=s Sublicensees, Third Party Manufacturers, subcontractors and suppliers executed the Code in the form as attached or such other form as may be provided by Company from time to time, and returning such document to Licensor, and having all Sublicensees do the same with respect to each of their Third Parties, and (2) publicly displaying and having all of Licensee's Sublicensees, Third Party Manufacturers, subcontractors and suppliers display the Code, in the most current form provided by Licensor, in a clearly visible location in Licensee's manufacturing facilities (if applicable) and in the manufacturing facilities of all of Licensee's Sublicensees, Third Party Manufacturers, subcontractors and suppliers, and having all Sublicensees require their Third Parties to do the same, at all times during the term of this Agreement.

               (d) Licensee acknowledges that it has in effect (or will promptly develop) and that all of its Sublicensees have in effect (or will promptly develop), to the satisfaction of Licensor, a program of monitoring manufacturing facilities operated by Licensee, Sublicensee, and Licensee's and Sublicensee's Third Party Manufacturers, subcontractors and suppliers which is sufficient to ensure their compliance with the Code and all applicable state, local and foreign laws and regulations pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions

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

     and safety, the environment, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor. Such compliance shall be evidenced by Licensee, upon execution of this Agreement, executing and abiding by, and requiring all Sublicensees to execute and abide by, the Certification in the form as attached hereto as Exhibit H, and executing and abiding by, and requiring all Sublicensees to execute and abide by, such other form as may be provided by Licensor from time to time.

          (e) Within thirty (30) days after a new arrangement with a Sublicensee, Third Party Manufacturer or subcontractor is established, Licensee shall inspect each of Licensee's Sublicensee, Third Party Manufacturer or subcontractor and provide approval, in writing, signed by an authorized employee or agent of Licensee that such Sublicensee, Third Party Manufacturer or subcontractor is in compliance with Paragraph 8.9(d) above, and shall obtain and provide to Licensor the signature of an authorized representative from each of such parties on a Third Party Manufacturing Agreement in the form as Exhibit F attached hereto, or such other form as may be provided by Licensor from time to time, and Licensee shall require all Sublicensees to do the same with respect to each of their Third Party Manufacturers and subcontractors. Within thirty (30) days after a new arrangement with a supplier is established, Licensee shall obtain and provide to Licensor the signature of an authorized representative from each supplier on a Certification in the form as Exhibit H attached hereto, or such other form as may be provided by Licensor from time to time, and Licensee shall require all Sublicensees to do the same with respect to each of their suppliers. In the event that Licensee has knowledge of, has reason to believe, or should have reason to know that any Sublicensee, Third Party Manufacturer, subcontractor or supplier of Licensee is in breach of the Third Party Manufacturing Agreement or Certification, or if any Sublicensee has knowledge of, has reason to believe, or should have known that any of its Third Parties is in breach of the Third Party Manufacturing Agreement or Certification, Licensee shall immediately notify Licensor and Licensee, shall, at its sole expense, take, and shall require its Sublicensee to take, immediate action to rectify such breach, including, where Licensor deems it necessary, immediate termination of Licensee's or Sublicensee=s relationship with such third party. If Licensee or any Sublicensee fails to take immediate action or such action is not successful, Licensee shall assign its rights to proceed against such Sublicensee, Third Party Manufacturer, subcontractor or supplier to Licensor and shall require its Sublicensee to do the same, and Licensor shall, at Licensee's expense, have the right to pursue all available remedies to protect its rights. Notwithstanding the foregoing, Licensee acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of the production of Licensed Products hereunder.

               (f) In order to maintain Licensor's high standard of quality control and to insure that appropriate measures are taken against counterfeiting, Licensee shall provide notice to Licensor, on a quarterly basis, including all of the following information: (i) the name and address of each Sublicensee, Third Party Manufacturer, subcontractor and

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

     supplier of Licensee and any Sublicensee; (ii) the type of Licensed Products manufactured by such Sublicensee, Third Party Manufacturer and subcontractor; (iii) quantity of Licensed Products to be manufactured by each such entity; (iv) the type of components provided by each supplier; and (iv) any other relevant information regarding all such entities.

               (g) Licensee shall ensure, and will require all Sublicensees shall ensure, that all merchandise manufactured hereunder shall be manufactured in compliance with all federal, state and local laws which pertain to the manufacture of clothing, apparel, and other merchandise including the Flammable Fabrics Act, as amended, and regulations thereunder and Manufacturer guarantees, that with regard to all products, fabrics or related materials used in the manufacture of the Products, for which flammability standards have been issued, amended or continued in effect under the Flammable Fabrics Act, as amended, reasonable and representative tests, as prescribed by the Consumer Product Safety Commission, have been performed which show that the Products at the time of their shipment or delivery conform to the above-referenced flammability standards as are applicable.

               (h) All Licensed Products manufactured in the United States (whether by Licensee, any Sublicensee, by Licensee's or any Sublicensee's manufacturer or by manufacturers' contractors) shall be in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation; and, all Licensed Products manufactured outside the United States, (whether by Licensee, any Sublicensee, by Licensee's or any Sublicensee's manufacturer or by manufacturers' contractors) shall be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of fifteen or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor.

               (i) Licensee will require, and shall ensure that all Sublicensees require, that all commercial invoices (bills of lading) which accompany all Licensed Products must include the following language (either preprinted or "stamped"):

          "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with the Tommy Hilfiger Supplier Code of Conduct and: (1) if the merchandise was manufactured in the United States, it was manufactured in compliance with (a) sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under section 14 thereof, and (b) state and

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

          local laws pertaining to child labor, minimum wage and overtime compensation; or (2) if the merchandise was manufactured outside the United States, it was manufactured in compliance with the wage and hour laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison,
          indentured, exploited bonded, forced or slave labor.   We further
          certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture Tommy Hilfiger/R/ brand merchandise for compliance with the foregoing. We also certify that the merchandise is in compliance with all laws governing the designation of country of origin and, if applicable, is being shipped under legally issued and valid export license or visa."

               (j) Licensee shall not utilize or permit any Sublicensee, Third Party Manufacturer, subcontractor or supplier, and shall require all Sublicensees to not permit any of their Third Parties, to utilize in the manufacture or treatment of any Licensed Products (including the components thereof) manufactured hereunder any Azo dyes that can be split into any of the following amines:



                             CAS #
                             -----

4-Aminobiphenlyl              92-67-1
  Benzidine                   92-87-5
4-Chloro-o-toluidine          95-69-2
2-Naphthylamin                91-59-8
o-Aminoazotoluol              97-56-3
2-amino-4-nitrotoluol         99-55-8
p-Chloroaniline              106-47-8
2,4-Diaminoanisole           615-05-4
4,4'-Diaminodiphenylmethane  101-77-9
3,3'-Dichlorbenzidin          91-94-1
Aminoanabenzane


                                   CAS #
                                   -----

3,3'-Dimethoxybenzidine            119-90-4
3,3'-Dimethylbenzadine             119-93-7
3,3'-Dimethyl-                     838-88-0
4,4'diaminodiphenylmethane
p-Kresidin                         120-71-8
4,4'Methaylen-bis-(2-chloranilin)  101-14-4
4,4'Oxydianiline                   101-80-4
4,4'Thiodianiline                  139-65-1
o-Toluidine                         95-53-4
2,4-Toluylenediamine                95-80-7
2,4,5-Trimethylaniline             137-17-7
o-Anisidine

           (k) Licensee's use or the use by any Sublicensee, Third Party Manufacturer, subcontractor or supplier of the following chemicals in connection with the manufacturer or treatment of any Licensed Products (including the components thereof) manufactured hereunder, shall be in accordance with the following standards or such other standards Licensor may designate from time to time:

                (i) Formaldehyde: Must be less than 300 p.p.m. when tested in by
                    ------------
                    the Acetylacetone method in accordance with Japanese law
                    112.

                (ii) Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.
                     ------------------------------
          and;  (iii)  Nickel: In the event any metal parts of a garment or
                       ------
                 other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment."

     3. Paragraph 8.11 of the License Agreement is hereby deleted in its entirety and is replaced by the following:



          "8.11 INSPECTION OF FACILITIES. Licensee shall regularly, and not less than two (2) times per year, inspect the facilities it utilizes and those facilities utilized by all of Licensee's Sublicensees and Third Parties for compliance with this provision and Licensee shall require all Sublicensees to do the same with respect to each of their Third Parties. Licensee shall take all action necessary to cure any deficiencies and shall require all Sublicensees to do the same. Licensee further agrees that it shall terminate and shall require any Sublicensee to terminate any agreement with any third party found to be in default of the terms of this provision on three (3) separate inspections. Licensor and its duly authorized representatives shall have the right, during normal business hours and upon reasonable notice, to inspect all facilities utilized by Licensee, its Sublicensees, and all of Licensee's and any Sublicensee's Third Party Manufacturers, subcontractors and suppliers in connection with the manufacture, sale, storage or distribution of Licensed Products, and to examine (i) Licensee's manufacturing facilities, residential facilities (if any) and any manufacturing and/or residential facility operated by any Sublicensees, and by any of Licensee's and Sublicensee's Third Party Manufacturers or subcontractors; (ii) Licensee's, any Sublicensee's, and any of Licensee's and Sublicensee's Third Party Manufacturers or subcontractors books, records and documents necessary to evidence such entities compliance with the Code and all applicable laws, rules and regulations including, but not limited to, employee wages, employee timecards, withholding rates and deductions, worker's contracts and/or agreements, any company policies affecting employees, evidence of employee age, shipping documents, cutting reports and other documentation relating to the manufacture and shipment of the Products; and (iii) Licensee's, any Sublicensee's, and any of Licensee's and Sublicensee's Third Party Manufacturer's or subcontractor's books, records and documents relating to the use of chemicals and dyestuffs in the fabrics, trims, garments and other merchandise manufactured hereunder. For purposes of this Paragraph, all such books, records and documents shall be maintained by Licensee and all Sublicensees in a secure and readily accessible location for a period of three (3) years from their creation."

     4. Exhibit F, in the form as attached hereto and such other form as provided by Licensor from time to time, shall be appended to the License Agreement.

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

     5. Exhibit G, in the form as attached hereto and such other form as provided by Licensor from time to time, shall be appended to the License Agreement.

     6. Exhibit H, in the form as attached hereto and such other form as provided by Licensor from time to time, shall be appended to the License Agreement.

     7. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

     IN WITNESS WHEREOF, Licensor and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.              NOVEL-ITC LICENSING LIMITED


By:  /s/ Virginia M. Cleary                 By:  /s/ K. Kojima
     --------------------------------          -------------------------------

Title:  Assistant Secretary                 Title:  President
       ------------------------------              ---------------------------

Date:  Sept. 14, 1998                       Date:  Sep. 02, 1998
      -------------------------------              ---------------------------

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